SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 5, 2004
                                                          -------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                  0-31080                    68-0434802
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


1190 Airport Road, Suite 101, Napa, California                     94558
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (707) 257-8585
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5. - Other Events and Regulation FD Disclosure

Plan to Consolidate Subsidiary Banks. On March 5, 2004, North Bay Bancorp issued a press release announcing its plans, subject to regulatory approval, to consolidate its bank subsidiaries. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

        (b)  Exhibits

             99.1 Press release issued March 5, 2004 announcing North Bay Bancorp's plans, subject to regulatory approval, to consolidate its bank subsidiaries.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 5, 2004              NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                     Terry L. Robinson, President and
                                     Chief Executive Officer (Principal
                                     Executive Officer)

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